Exhibit 24.2



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report, dated April 11, 1997, included in First Commerce Corporation's Tax-Deferred Savings Plan's Form 11-K for the year ended December 31, 1996, into the Corporation's previously filed Registration Statement File No. 33-57035 on Form S-8.



                                     /s/ ARTHUR ANDERSEN LLP
                                     ---------------------------
                                     ARTHUR ANDERSEN LLP


New Orleans, Louisiana,
April 29, 1997